                              EMPLOYMENT AGREEMENT


         EMPLOYMENT AGREEMENT made and entered into as of the 1st day of September 2004 ("the Effective Date") by and among PXRE Reinsurance Ltd., a Bermuda company, (together with its successors and assigns permitted under this Employment Agreement, the "Company"), and JOHN T. DALY (the "Executive").



                              W I T N E S S E T H:


         WHEREAS, the Executive currently is the Executive Vice President, International Treaty of the Company; and

         WHEREAS, the Company desires to continue the employment of the Executive as its Executive Vice President, International Treaty and to enter into an employment agreement to set forth the terms of such continued employment (this "Agreement"); and

         WHEREAS, the Executive desires to enter into this Agreement and to accept such continued employment, subject to the terms and provisions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

         1. EMPLOYMENT AND DUTIES

                  1.1. General. The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, as Executive Vice President, International Treaty of the Company, commencing as of the Effective Date upon the terms and subject to the conditions herein contained. The Executive shall perform such other duties and services for the Company and its affiliates, commensurate with the Executive's position, as may be designated from time to time by the President and Chief Operating Officer. The Executive agrees to use his reasonable best efforts to serve the Company faithfully and to the best of his ability. The Executive shall report directly to the President and Chief Operating Officer.

                  1.2. Extent of Services. The Executive shall have all of the powers, duties and responsibilities customary to his office in a company the size and nature of the Company and as are reasonably necessary to the operations of the Company as may be assigned to him from time to time by the President and Chief Operating Officer consistent with his position of Executive Vice President, International Treaty. Except as may otherwise be approved in advance by the President and Chief Operating Officer, and except during vacation periods and reasonable periods of absence due to sickness, personal injury or other disability, the Executive shall devote substantially all of his working time throughout his period of employment with the Company to the services required of him under this Agreement. Notwithstanding the foregoing, the Executive shall be permitted to engage in charitable and civic activities, manage his personal investments (provided that in doing so the Executive does not place himself in a position of conflict with the interests of the Company) and serve, with the prior approval of the Board in each instance, on advisory boards or boards of directors of other entities, provided in all instances that such activities do not interfere with the performance of his duties hereunder. During the Employment Term, the Executive's services hereunder shall be performed at the offices of the Company in Bermuda, subject to necessary and reasonable travel requirements of his position and duties hereunder.

                  1.3. Term of Employment. The Executive's employment under this Agreement shall commence as of the Effective Date and shall continue until the earlier of the second anniversary of the Effective Date and the date of termination of the Executive's employment pursuant to
         Section 4 or 5; provided that, unless earlier terminated as provided in Sections 4 and 5 hereof, the Executive's employment under this Agreement shall be automatically extended from and after the second anniversary of the Effective Date for additional one year periods; provided further, if the term of this Agreement is extended as herein described and the Executive or the Company shall thereafter determine to terminate the term of this Agreement, the party so terminating the term of this Agreement shall give written notice to the other party not less than 120 days prior to the anniversary of the Effective Date which would mark the commencement of an additional twelve month period, and under such circumstances the Executive's employment pursuant to this Agreement shall end on such anniversary of the Effective Date and providing such notice of non-renewal in and of itself shall not be deemed to be a termination of the Executive's employment hereunder, including a termination without cause or for good reason. The date on which the Executive's employment hereunder terminates in accordance with Section 4 is the "Termination Date, and the period commencing on the Effective Date and ending on earlier of the Termination Date or the expiration of the term of this Agreement is hereinafter referred to as the "Employment Term".

                  1.4. In the event the Company serves notice of non-renewal, the Company may direct that until the end of the Employment Term:

                  1.4.1 The Executive shall perform no duties; and/or

                  1.4.2 The Executive shall refrain from contacting any customers, clients, advertisers, suppliers, agents, professional advisors, brokers, or employees of the Company;

                  1.4.3 The Executive shall not enter all or any premises of the Company.

         2. COMPENSATION

                  2.1. Base Salary. From the Effective Date through the end of the Executive's employment hereunder, the Executive shall be entitled to receive a base salary ("Base Salary") at a rate of US$320,000 per annum, payable in arrears in equal installments in accordance with the Company's payroll practices, with such increases as may be granted to the Executive in accordance with Section 2.2. Once increased, such higher amount shall constitute the Executive's annual Base Salary.

                  2.2. Annual Review. The Executive's Base Salary shall be reviewed by the Chief Executive Officer, based upon the Executive's performance, not less often than annually, and may be increased but not decreased during the Employment Term.

                  2.3. Annual Incentive Bonus Plan. Subject to the provisions of
         Section 4 and Section 5, the Executive shall be entitled to participate annually during the Employment Term in PXRE Group Ltd.'s 2004 Incentive Bonus Compensation Plan (the "Bonus Plan"), or such substitute plan as shall be established from time to time by the Company (which substitute plan shall not be materially less favorable to the Executive than the Bonus Plan) providing for the payment of annual bonuses to key employees of the Company, subject to the terms and conditions of the Bonus Plan or such substitute plan, as the case may be. The Executive's target bonus in respect of the year 2004 shall be not less than 55% of his Base Salary and shall be payable within 60 days after the end of the fiscal year, whether or not the Executive is employed by the Company on the date of payment. The determination of annual bonus amounts payable to the Executive in years 2005 and subsequent shall be made in accordance with the terms of the Bonus Plan as that Plan may be amended from time to time.

                  2.4. Equity Grants. Subject to the provisions of Section 4 and the next succeeding sentences of this Section 2.4, the Executive shall be entitled to participate annually during the Employment Term on a basis no less favourable than other similarly-situated executives, in the PXRE Group Ltd's 2002 Officer Incentive Plan (the "Equity Incentive Plan"), or such substitute plan as shall be established from time to time by the Company or any affiliate providing for the grant of stock options and/or restricted shares of PXRE Group Ltd.'s or any affiliate's stock to key employees of the Company, subject to the terms and conditions of the Equity Incentive Plan or such substitute plan, as the case may be. The Company and the Executive agree that for purposes of determining restricted share grants to the Executive under the Equity Incentive Plan, the relevant multiple shall be no less than 1.40 of Base Salary.

                  2.5. Severance Plan. During the Employment Term, the Executive will not be eligible to participate in the Company's Amended and Restated Severance Plan for Certain Executives.

                  2.6. Housing; Automobile. During the Employment Term, the Executive shall be entitled to receive such allowance for housing and the provision of an automobile as has been previously provided to the Executive, and the Company shall otherwise provide to the Executive such additional benefits consistent with the Executive's residence in Bermuda as has heretofore been provided to the Executive by the Company.

         3. EMPLOYEE BENEFITS, VACATION AND EXPENSE REIMBURSEMENTS

                  3.1. In General. During the Employment Term (and thereafter to the extent provided herein), the Executive and his dependents shall be included to the extent eligible thereunder in all pension, including any supplemental executive retirement plan 401(k), health, medical, life, disability or other similar plans or benefits which shall be established by the Company or any affiliate from time to time for, or made available to, its executives on a basis no less favorable than provided other similarly-situated executives.

                  3.2. During the Employment Term, the Executive shall be entitled to the number of paid vacation days (but not less than four weeks per annum) and floating holidays that is consistent with those provided to similarly situated executives of the Company, and in no event less than the number of such days provided to the Executive immediately before the Effective Date, subject to and in accordance with the vacation and holiday policies of the Company as in effect from time to time.

                  3.3. During the Employment Term, the Executive is authorized to incur reasonable business expenses in carrying out his duties and responsibilities under this Agreement, and the Company shall reimburse him for all such reasonable business expenses reasonably incurred in connection with carrying out the business of the Company, subject to and in accordance with the terms and conditions of the policies applicable to similarly situated senior executives of the Company regarding such expenses as in effect from time to time. The Company shall reimburse the Executive for his reasonable legal and other professional fees and expenses incurred in the negotiation, preparation and execution of this Agreement.

         4. TERMINATION OF EMPLOYMENT

                  4.1. Termination Without Cause; Resignation for Good Reason.

                            4.1.1. General. Subject to the provisions of
                  Sections 4.1.2 and 4.1.3, if the Executive's employment is terminated by the Company without Cause (as defined in Section 4.3), or if the Executive terminates his employment hereunder for Good Reason (as defined in Section 4.4), the Company shall pay the Executive severance pay in an amount equal to two times his Base Salary (at a rate in effect on the date of such termination or, if a reduction in Base Salary is the basis for termination for Good Reason, then the Base Salary in effect immediately prior to such reduction). Such severance pay shall be payable at such intervals as the same would have been paid had the Executive remained in the active service of the Company during the 24-month period following termination of employment (the "Severance Period"). In addition, the Executive and his dependents shall continue to participate in the benefit plans described in Section 3.1 (or be provided with comparable benefits) and receive any housing or automobile allowance as described in Section 2.6 for a period of one year from the date of termination or resignation pursuant to this Section 4.1.1. The Executive shall have no further right to receive any other compensation or benefits after such termination or resignation of employment except as determined in accordance with the terms of the employee benefit plans or programs of the Company, except that he shall receive payment for earned but unused vacation. In the event of any termination of the Executive's employment under this
                  Section 4.1.1, all options, restricted shares and other equity grants held by the Executive shall immediately vest in full and, all vested options shall remain exercisable in accordance with the terms of the applicable equity plan, including, without limitation, the Equity Incentive Plan and the 1992 Officer Incentive Plan, as applicable, provided that, notwithstanding Section 2.4(b)(ii)(2) of the Equity Incentive Plan and the 1992 Officer Incentive Plan or any other provision that would shorten the exercise period as a result of termination, such vested options shall remain exercisable in accordance with their original term.

                            4.1.2. Conditions Applicable to the Severance
                  Period. In the event the Executive's employment is terminated without cause or the Executive resigns with good reason, Sections 7.1 and 7.2 shall apply during the period ending on the first anniversary of the Termination Date; provided that no additional compensation or benefits, other than as payable pursuant to Section 4.1.1, shall be due to the Executive. If, during the Severance Period, the Executive materially breaches his obligations under Section 6 or Section 7 of this Agreement, the Company may terminate the Severance Period, after written notice to the Executive and, if curable, failure of the Executive after such written notice to cure such alleged breach in a timely manner, and cease to make any further payments or provide any employee benefits described in
                  Section 4.1.1.

                            4.1.3. Death During Severance Period. In the event
                  of the Executive's death during the Severance Period, all remaining severance pay due to the Executive under Section
                  4.1.1 shall be payable immediately to the Executive's designated beneficiary.

                            4.1.4. Date of Termination. The date of termination
                  of employment without Cause shall be the date specified in a written notice of termination to the Executive. The date of resignation for Good Reason shall be the date specified in the written notice of resignation from the Executive to the Company; provided, however, that no such written notice shall be effective unless the cure period specified in Section 4.4 has expired without the Company having corrected the event or events subject to cure. If no date of resignation is specified in the written notice from the Executive to the Company, the date of termination shall be the first day following the expiration of such cure period.

         4.2. Termination for Cause; Resignation Without Good Reason.

                            4.2.1. General. If, prior to the expiration of the
                  Employment Term, the Executive's employment is terminated by the Company for Cause, or the Executive resigns from his employment hereunder other than for Good Reason, the Executive shall be entitled only to payment of his Base Salary as then in effect through and including the date of termination or resignation together with payment for earned but unused vacation. The Executive shall have no further right to receive any other severance, compensation or employee benefits after such termination or resignation of employment, except as determined in accordance with the terms of the employee benefit plans or programs, policies, arrangements of, or other agreements with the Company or any affiliate or to the extent the Company elects to enforce Section 7.1 and 7.2 hereof. A voluntary resignation of the Executive shall not be deemed to be a breach of this Agreement.

                            4.2.2. Date of Termination. Subject to the proviso
                  of Section 4.3, the date of termination for Cause shall be the date specified in a written notice of termination to the Executive. The date of resignation without Good Reason shall be the date specified in the written notice of resignation from the Executive to the Company, or if no date is specified therein, 10 business days after receipt by the Company of written notice of resignation from the Executive.

                            4.2.3. Imposition of Non-Compete Provisions. In the
                  event the Executive's employment is terminated for cause or the Executive resigns without good reason, and in the event the Company pursuant to Section 7.1 and Section 7.2 directs performance of the Non Competition and Non-Solicitation Covenants during the period ending on the first anniversary of the Termination Date, the Board and the Executive shall execute a mutual release, on terms satisfactory to the Company, and the Company shall pay consideration to the Executive in an amount equal to the sum of (i) two times his Base Salary, (ii) one times any housing or automobile allowance provided under Section 2.6 above, and (iii) the Executive and his dependents shall continue to participate in the benefit plans described in Section 3.1 or be provided comparable benefits, such consideration being payable at regular intervals, and the Company being entitled to cease such payments in the event the Executive materially breaches his obligations under the covenants.

                  4.3. Cause. Termination for "Cause" shall mean termination of the Executive's employment because of: (a) any willful act or omission that constitutes a material breach by the Executive of any of his obligations under this Agreement; (b) the willful and continued failure or refusal of the Executive to substantially perform the material duties required of him as an employee of the Company; (c) any willful material violation by the Executive of any law or regulation applicable to the business of the Company or any of its subsidiaries or affiliates, or the Executive's conviction of or plea of guilty or nolo contendere to a felony other than a traffic violation or a crime involving moral turpitude, or any willful perpetration by the Executive of a common law fraud; or (d) any other willful misconduct by the Executive that is injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its subsidiaries or affiliates; provided, however, that if any such Cause relates to the Executive's obligations under this Agreement and is susceptible to cure, the Company shall not terminate the Executive's employment hereunder unless the Company first gives the Executive written notice of its intention to terminate and of the grounds for such termination, and the Executive has not, within 10 business days following receipt of the notice, cured such event giving rise to Cause. For purposes of this Section 4.3, an "affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with, the person or entity specified.

                  4.4. Good Reason. For purposes of this Agreement, "Good Reason" shall mean any of the following (occurring without the Executive's prior consent): (a) a decrease in the Executive's Base Salary, or Target Bonus opportunity or a failure by the Company to pay material compensation due and payable to the Executive in connection with his employment; (b) the failure by the Company to obtain an agreement from a successor to assume and agree to perform this Agreement in accordance with the third sentence of Section 12, (c) the assignment to the Executive of any duties inconsistent in any material respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1 above or any other action by the Company which results in a material diminution in such position, authority, duties or responsibilities, other than an isolated, insubstantial and inadvertent action that is not taken in bad faith and is remedied by the Company within 10 days after receipt of notice thereof given by the Executive; (e) the Company's requiring the Executive to be based at any office or location other than an office located in Bermuda, Edison, New Jersey (or its immediate surrounding area) or New York City or its surrounding area; (f) any action by the Company that materially reduces the fringe benefits or perquisites provided to the Executive or the Executive's eligibility to participate in any employee benefit plan of the Company unless the Executive is provided with equal or more favorable fringe benefits, perquisites or employee benefits, as the case may be; and (g) any material breach by the Company or any affiliate of any other provision of this Agreement not covered by any other clause of this Section 4.4; or provided, however, that if any such Good Reason is susceptible to cure by the Company, the Executive may not resign for Good Reason unless the Executive first gives the Company written notice of his intention to resign and of the grounds for such resignation, and the Company has not, within 10 business days following receipt of the notice, cured such Good Reason, or in the event that such Good Reason is susceptible to cure but now fully within such 10 business day period, the Company has not taken all reasonable steps within such 10 business day period to cure such Good Reason as promptly as practicable thereafter, but in no event less than 20 business days after such written notice from the Executive.

                  4.5. General Release by Executive. Notwithstanding any provision of this Agreement to the contrary, the Executive acknowledges and agrees that the obligation of the Company to pay any compensation and benefits under this Section 4 is expressly conditioned upon the Executive's timely execution of and agreement to be bound by a general release of any and all claims (other than claims for compensation and benefits payable under this Section 4) arising out of or relating to the Executive's employment and termination of employment. Such general release shall be made in a form reasonably satisfactory to the Company and shall run to the Company, its affiliates, and their respective officers, directors, employees, agents, successors and assigns.

         5. DEATH OR DISABILITY

         In the event of termination of the Executive's employment by reason of death or Permanent Disability (as hereinafter defined), the Executive (or his estate, or legal representative as applicable) shall be entitled to (a) Base Salary, (b) payment of any earned but unpaid bonus and (c) a pro rata (within the meaning of the Bonus Plan) for the year in which such termination by reason of death or Permanent Disability occurs and benefits determined under Sections 2 and 3 through the date of termination, and (e) any other payments, benefits or rights in accordance with this Agreement or any applicable plan, program, policy, arrangement of, or other agreement with, the Company or any affiliate (provided that in no event shall the Executive be entitled to duplication of any payment or benefit and all options, restricted share and other equity grants shall vest and remain exercisable in accordance with the terms of applicable equity plans, including, without limitation, the Equity Incentive Plan and 1992 Officer Incentive Plan, as applicable. Other payments, benefits shall be determined in accordance with the benefit plans maintained by the Company, and the Company shall have no further obligation hereunder. For purposes of this Agreement, "Permanent Disability" means a physical or mental disability or infirmity of the Executive that prevents the normal performance of substantially all his duties as an employee of the Company, which disability or infirmity shall exist, or in the opinion of an independent physician shall exist or is reasonably likely to exist, for any continuous period of 180 days.

         6. CONFIDENTIALITY

                  6.1. Confidentiality. The Executive agrees that during the Employment Term and thereafter he will not, except in the performance of his obligations to the Company hereunder or as may otherwise be approved in advance by the Board, directly or indirectly, disclose or use (except for the direct benefit of the Company) any confidential information that he may learn or has leaned by reason of his association with the Company, any client or any of their respective subsidiaries and affiliates. The term "confidential information" includes all data, analyses, reports, interpretations, forecasts, documents and information concerning or otherwise reflecting information and concerning the Company and its affairs, including, without limitation, with respect to clients, products, policies, procedures, methodologies, trade secrets and other intellectual property, systems, personnel, confidential reports, technical information, financial information, business transactions, business plans, prospects or opportunities, but shall exclude any portion of such information that (a) was acquired by the Executive prior to his employment by, or other association with the Company (b) is or becomes generally available to the public or is generally known in the industry or industries in which the Company operates, in each case other than as a result of disclosure by the Executive in violation of this Section
         6.1 or (c) the Executive is required to disclose under any applicable laws, regulations or directives of any government agency, tribunal or authority having jurisdiction in the matter or under subpoena or other process of law or (d) is disclosed in connection with any litigation, arbitration or mediation involving this Agreement or any other agreement with the Company or any affiliates, including but not limited to, enforcement of such agreements.

                  6.2. Exclusive Property. The Executive confirms that all confidential information with respect to the Company is and shall remain the exclusive property of the Company. All business records, papers and documents kept or made by the Executive relating to the business of the Company shall be and remain the property of the Company, except for such papers customarily deemed to be the personal copies of the Executive.

                  6.3. Injunctive Relief. Without intending to limit the remedies available to the Company, the Executive acknowledges that a material breach of any of the covenants contained in this Section 6 may result in material and irreparable injury to the Company and its affiliates and subsidiaries for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to seek a temporary restraining order or a preliminary or permanent injunction restraining the Executive from engaging in activities prohibited by this Section 6 or such other relief as may be required specifically to enforce any of the covenants in this Section 6. If for any reason it is held that the restrictions under this Section 6 are not reasonable or that consideration therefor is inadequate, such restrictions shall be interpreted or modified to include as much of the duration and scope identified in this Section 6 as will render such restrictions valid and enforceable.

         7. PROHIBITED ACTIVITY

                  7.1. Non-Competition Covenant. The Executive covenants and agrees that during the Employment Term and, upon written action of the Company directing the same, during the period ending on the first anniversary of the Termination Date, he shall not at any time, without the prior written consent of the Company, directly or indirectly, whether for his own account or as a shareholder (other than as permitted by Section 7.3 below), partner, joint venturer, employee, consultant, lender, advisor, and/or agent, of any person, firm, corporation, or other entity:

                           7.1.1. engage in activities or businesses that are
                  substantially in competition with the Company or any of its affiliates (in each case for the purposes of this Section 7, the term "Company" shall be deemed to include any successor entity to the Company) ("Competitive Activities"), including
                  (A) the provision of reinsurance products and services, including without limitation property catastrophe reinsurance and retrocessional coverage, except that if any activities or businesses were not engaged in by the Company during the period of time that the Executive was employed by the Company and are not engaged in by the Company at the time the Executive's employment by the Company is terminated (collectively "Permitted Activities"), the Executive may engage in any Permitted Activities notwithstanding anything contained in this Agreement, (B) soliciting any customer or prospective customer of the Company or any of its affiliates to purchase any products or services of the type provided by the Company or any of such affiliates, as applicable, from anyone other than the Company or any of such affiliates, as applicable, and (C) assisting any person or entity in any way to do, or attempt to do, anything prohibited by clause (A) or
                  (B) above;

                           7.1.2. perform any action, activity or course of
                  conduct that is substantially detrimental to the business of the Company or any of its affiliates (other than engaging in Permitted Activities) or business reputation of the Company or any of its affiliates; or

                           7.1.3. establish any new business that engages in
                  Competitive Activities.

Provided however it is understood and agreed that, in the event the term of this Agreement expires pursuant to Section 1.3, and in the event the Company directs performance of the Non Competition Covenant during the period ending on the first anniversary of the expiry of the Employment Term, the Board and the Executive shall execute a mutual release, on terms satisfactory to the Company, and the Company shall pay consideration to the Executive in an amount equal to the sum of (i) two times his Base Salary, (ii) one times any housing or automobile allowances provided under Section 2.6 above, and (iii) the Executive and his dependents shall continue to participate in the benefit plans described in Section 3.1 (or be provided with comparable benefits), such consideration being payable at regular intervals, and the Company being entitled to cease such payments in the event the Executive materially breaches his obligations under the covenants.



                  7.2. Non-Solicitation Covenant. The Executive also covenants and agrees that during the Employment Term and during the period ending on the first anniversary of the Termination Date, he shall not at any time, without the prior written consent of the Company, directly or indirectly, whether for his own account or as a shareholder (other than as permitted by Section 7.3 below), partner, joint venturer, employee, consultant, lender, advisor, and/or agent, of any person, firm, corporation, or other entity, solicit, recruit or hire any persons who are then (or who were during the immediately preceding nine months) employees of the Company or any of its affiliates, or solicit or encourage any employee of the Company or any of its affiliates to leave the employment of the Company or any of such affiliates, as applicable.

                  7.3. Exception. Notwithstanding anything to the contrary contained in this Section 7, the Company hereby agrees that the foregoing covenant shall not be deemed breached by the Executive as a result of the ownership by such Executive of less than an aggregate of 3% of any class of securities of an entity engaged, directly or indirectly, in Competitive Activities; provided that such securities are listed on a national securities exchange or are quoted on the NASDAQ National Market System.

                  7.4. Reasonableness of Limitations. The Executive declares that the foregoing limitations are reasonable and properly required for the adequate protection of the business and the goodwill of the Company. In the event any such time limitation is deemed to be unreasonable by any court of competent jurisdiction, the Executive agrees to the reduction of such time limitation to such period which such court shall deem reasonable.

                  7.5. Injunctive Relief. Without intending to limit the remedies available to the Company, the Executive acknowledges that a breach of any of the covenants contained in this Section 7 may result in material and irreparable injury to the Company and its affiliates and subsidiaries for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to seek a temporary restraining order or a preliminary or permanent injunction restraining the Executive from engaging in activities prohibited by this Section 7 or such other relief as may be required specifically to enforce any of the covenants in this Section 7. If for any reason it is held that the restrictions under this Section 7 are not reasonable or that consideration therefore is inadequate, such restrictions shall be interpreted or modified to include as much of the duration and scope identified in this Section 7 as will render such restrictions valid and enforceable.

         8. MITIGATION

         Executive shall not be required to mitigate the amount of any payment, benefit or entitlement provided for pursuant to this Agreement or otherwise by seeking other employment, and shall not be required to mitigate the amount of there shall be no offset against any such payment, benefit or entitlement if he does obtain other employment.

         9. REPRESENTATION

         The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents and warrants that no agreement exists between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

         10. GROSS-UP PAYMENT

         (a) In the event it is determined that any payment, benefit, entitlement or distribution of any type to or for the benefit of the Executive, pursuant to this Agreement or otherwise, by the Company, any person or entity who or which acquires ownership or effective control of the Company, or ownership of a substantial portion of the assets of the Company within the meaning of section 260G of the Code and the regulations thereunder, or any affiliate of the Company or such person or entity (the "Total Payments") would be subject to the excise tax imposed by section 4999 of the Code or any similar tax that may hereafter be imposed together with any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any income taxes (and any interest and penalties imposed with respect thereto) Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Total Payments. The Company's obligation to make Gross-Up Payments under this Section 10 shall not be conditioned upon the Executive's termination of employment.

         (b) All mathematical determinations and determinations as to whether any of the Total Payments are "parachute payments" (within the meaning of Section 280G of the Code), in each case which determinations are required to be made under this paragraph, including whether a Gross-Up Payment is required, the amount of such Gross-Up Payment, and amounts relevant to the last sentence of this paragraph, shall be made by an independent accounting firm retained by the Company as selected by the Executive from among the largest five accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide to the Company and to the Executive its determination (the "Determination"), together with detailed supporting calculations regarding the amount of any Gross-Up Payment and any other relevant matter, within ten days after termination receipt of notice from the Executive's, or at that there has been a Total Payment or such earlier time following termination of employment as is requested by the Company or by the Executive reasonably believes that any of the Total Payments may be subject to the Excise Tax). If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written statement that such Accounting Firm has concluded that no Excise Tax is payable (including the basis for such conclusion) and that the Executive has "substantial authority" within the meaning of Treasury Regulation
Section 1.6662-4(d) not to report any Excise Tax on the Executive's federal income tax return. If a Gross-Up Payment is determined to be payable, it shall be paid to the Executive within ten days after the Determination is delivered to the Company or the Executive. Any determination by the Accounting Firm shall be binding upon the Company and the Executive, absent manifest error. All fees and expenses of the Accounting Firm shall be paid by the Company.

         (c) As a result of uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments not made by the Company and the Executive should have been made ("Underpayment"), or that Gross-Up Payments will have been made by the Company and the Executive that should not have been made ("Overpayments"). In either such event, the Accounting Firm shall determine the amount of the Underpayment or Overpayment that has occurred. In the case of an Underpayment, the Company promptly shall pay, or cause to be paid, the amount of such Underpayment to or for the benefit of the Executive. In the case of an Overpayment, the Executive shall, at the direction and expense of the Company, take such steps as are reasonably necessary (including the filing of returns and claims for refund), follow reasonable instructions from and procedures established by, the Company, and otherwise reasonably cooperate with the Company to correct such Overpayment; provided, however, that (1) Executive shall not in any event be obligated to return to the Company an amount greater than the net after-tax portion of the Overpayment that he has retained or recovered as a refund from the applicable taxing authorities and (2) this provision shall be interpreted in a manner consistent with the intent of Section 10(a) above, which is to make the Executive whole, on an after-tax basis, from the application of the Excise Tax, it being understood that the correction of an Overpayment may result in the Executive repaying to the Company an amount that is less than the Overpayment. Any payment to be made to correct an Underpayment or Overpayment, as the case may be, (the "Correcting Payment") shall be accompanied by an interest payment on the Correcting Payment at an annual rate of 8% for the period from the date of the Gross-Up Payment through the date of payment of the Correcting Payment.

         11. SEVERABILITY

         Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12. SUCCESSORS ASSIGNABILITY

         This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (and in the case of the Executive) and assigns. The Company's rights and obligations under this Agreement shall not be assignable by the Company except as incident to a reorganization, merger or consolidation, or transfer of all or substantially all the Company's business and properties (or portion thereof in which the Executive is employed). The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all the business of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation by the Executive.

         13. ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and, subject to the occurrence of the Effective Date, supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

         14. WITHHOLDING

         The payment of any amount pursuant to this Agreement shall be subject to applicable withholding and payroll taxes, and such other deductions as may be required under the Company's employee benefit plans, if any.

         15. GOVERNING LAW/JURISDICTION

         This Agreement shall be governed by, and construed in accordance with, the laws of Bermuda without regard to any conflict of law rules that might apply the laws of any other jurisdiction.

         16. AMENDMENT OR WAIVER

         No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an officer of the Company specifically authorized to execute such amendment by the Board. No waiver by any Party of any breach by another Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive and an officer of the Company specifically authorized to execute such waiver by the Board.

         17. SURVIVORSHIP

         The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment or the expiration of the Employment Term to the extent necessary to the intended preservation of such rights and obligations.

         18. BENEFICIARIES/REFERENCES

         The Executive shall be entitled, to the extent permitted under any applicable law and under the terms of any applicable plan or program, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

         19. NOTICES

         All notices or communications hereunder shall be in writing, addressed as follows:

         If to the Company:

         PXRE Reinsurance Ltd.
         110 Pitts Bay Road
         Pembroke HM08
         Bermuda
         Fax:  441-296-6162
         Attn:  Chairman

         If to the Executive:

         Mr. John T. Daly
         Crystal Harbour
         Harbour Gardens
         Paget PG1
         Bermuda

         All such notices shall be conclusively deemed to be received and shall be effective, (a) if sent by hand delivery or courier service, upon receipt, (b) if sent by telecopy or facsimile transmission, upon confirmation of receipt by the sender of such transmission or (c) if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

         20. HEADINGS

         The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

         21. COUNTERPARTS

         This Agreement may be executed in two or more counterparts.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                       PXRE REINSURANCE LTD.



                                       By:
                                            -------------------------------
                                             Name:  Jeffrey L. Radke
                                             Title: Chief Executive Officer


                                       THE EXECUTIVE



                                       ------------------------------------
                                           John T. Daly